Exhibit 99.1
Elastic Reports Third Quarter Fiscal 2023 Financial Results

Q3 Revenue of $275 million, up 23% year-over-year (27% in constant currency)
Q3 Elastic Cloud Revenue of $111 million, up 38% year-over-year (40% in constant currency)

MOUNTAIN VIEW, Calif., March 2, 2023 -- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch and the Elastic Stack, announced results for its third quarter of fiscal 2023 (ended January 31, 2023).

Third Quarter Fiscal 2023 Financial Highlights

•Total revenue was $275 million, an increase of 23% year-over-year, or 27% on a constant currency basis
•Elastic Cloud revenue was $111 million, an increase of 38% year-over-year, or 40% on a constant currency basis
•GAAP operating loss was $69 million; GAAP operating margin was -25%
•Non-GAAP operating income was $22 million; non-GAAP operating margin was 8%
•GAAP net loss per share was $0.76; non-GAAP diluted earnings per share was $0.17
•Operating cash flow was $7 million with adjusted free cash flow of $19 million
•Cash and cash equivalents were $878 million as of January 31, 2023

“We grew total revenue by 27% in constant currency while managing our business with discipline to deliver stronger than expected non-GAAP operating margin,” said Ash Kulkarni, CEO, Elastic. “Against a challenging macro backdrop, our platform capabilities address customer priorities as they look to drive efficiencies while increasing visibility, security and data insights across their business. Customers made strong contractual commitments to us during the quarter and we remain confident in the long-term market opportunity and the core fundamental strengths of our business.”

Third Quarter Fiscal 2023 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total subscription customer count was approximately 19,900 compared to approximately 19,700 in Q2 FY23, and over 17,900 in Q3 FY22
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 1,110, compared to over 1,050 in Q2 FY23, and over 890 in Q3 FY22
•Net Expansion Rate was approximately 120%

Cloud Momentum
•Elastic Cloud revenue represented 40% of total revenue versus 36% in Q3 FY22
•Doubled revenue from hyperscaler partner marketplaces with significant continuing momentum, including multiple transactions over $1M ACV
•Partnered with cloud hyperscalers in go-to-market programs, including the Google Cloud North American Partner Advisory Council and an AWS-led co-sell campaign aimed to drive AWS-originated opportunities to Elastic

Product Innovations and Updates
•Introduced new tools to implement and manage natural language processing across search indices to accelerate time to value and higher quality search results, including new dense vector optimizations with byte-sized integer per dimension
•Delivered interactive investigation guides, introduced new deception-based ransomware protection, and improved protections against data exfiltration through entity analytics in Elastic Security
•Added a new curated journey in Elastic Observability to accelerate root cause analysis and aid in the identification of performance or availability issues caused by application dependencies

Other Business Highlights
•Recognized as a Leader in the 2022 Gartner® Magic Quadrant™ for Insight Engines
•Recognized as a Leader in The Forrester Wave™: Security Analytics Platforms, Q4 2022, and named a Major Player in the IDC MarketScape: Worldwide SIEM 2022 Vendor Assessment
•Named a Strong Performer in The Forrester Wave™: Artificial Intelligence For IT Operations (AIOps), Q4 2022
•Hosted ElasticON Public Sector with more than 500 customers and prospects, and speakers from the US Army, Lawrence Livermore National Labs, and ECS
•Appointed Mathew Donoghue as Chief Marketing Officer, focused on continuing to drive demand for the Company’s platform and solutions while delivering scalable growth

Financial Outlook

The Company is providing the following guidance for the fourth quarter of fiscal 2023 and is updating its prior full-year fiscal 2023 guidance as follows:

For the fourth quarter of fiscal 2023 (ending April 30, 2023):

•Total revenue is expected to be between $276 million and $278 million, representing 16% year-over-year growth at the midpoint (18% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be between 4.8% and 5.2%
•Non-GAAP earnings per share is expected to be between $0.08 and $0.10, assuming between 100 million and 101 million diluted weighted average ordinary shares outstanding

For fiscal 2023 (ending April 30, 2023):

•Total revenue is expected to be between $1,065 million and $1,067 million, representing 24% year-over-year growth at the midpoint (28% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be between 3.3% and 3.4%
•Non-GAAP earnings per share is expected to be between $0.11 and $0.14, assuming between 99 million and 100 million diluted weighted average ordinary shares outstanding

The current guidance assumes, among others, the following exchange rates: 1 Euro = 1.059 US Dollars; and 1 Great British Pound = 1.208 US Dollars.

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially. We present historical and forward-looking non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of these non-GAAP measures. A reconciliation of forward-looking non-GAAP measures to the corresponding GAAP measures for operating margin and net loss per share is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. Slides containing financial and operating information will accompany the webcast and will be available on the same website. The replay of the webcast and slides will be available for two months.

About Elastic

Elastic (NYSE: ESTC) is a leading platform for search-powered solutions. We help organizations, their employees, and their customers accelerate the results that matter. With solutions in Enterprise Search, Observability, and Security, we enhance customer and employee search experiences, keep mission-critical applications running smoothly, and protect against cyber threats. Delivered wherever data lives, in one cloud, across multiple clouds, or on-premise, Elastic enables its customers to achieve new levels of success at scale and on a single platform. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Forward-Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter and the fiscal year ending April 30, 2023, our expectations regarding demand for our products and solutions, our assessments of the strength of our solutions and products, the expected performance or benefits of our offerings, our expectations regarding the business and macroeconomic climate and long-term market opportunities, and assessments of customers' reasons for selecting our solutions and products. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; any disruption to our business resulting from our plan to reduce costs and rebalance investments; the effects of currency movements on our financial results; our ability to continue to deliver and improve our offerings and develop new offerings; customer acceptance and purchase of our new and existing offerings and the expansion and adoption of our Elastic Cloud offerings; our ability to realize value from investments and cost reduction efforts in the business; our ability to maintain and expand our user and customer base; the impact of the uncertain macroeconomic environment, ongoing conflict between Russia and Ukraine, and effects of the COVID-19 pandemic on our business, operations, hiring and financial results, and on businesses and spending priorities of our customers and partners; the impact of our licensing model on the use and adoption of our software; the impact of our pricing model strategies on our business; the impact of foreign currency exchange rate fluctuations and the uncertain inflation and interest rate environment on our results; our international expansion strategy; our operating results and cash flows; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy and expand in new and existing markets, and our ability to forecast customer retention and expansion; and general market, political, economic and business conditions.

Any additional or unforeseen effect from the uncertain macroeconomic environment, ongoing conflict between Russia and Ukraine, or effects of the COVID-19 pandemic may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2022 and other subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review the differences between GAAP financial measures and the corresponding non-GAAP financial measures, and not to rely on any single financial measure to evaluate our business.

Reconciliations of historical GAAP financial measures to their respective historical non-GAAP financial measures are included below. In relation to constant currency non-GAAP financial measures, the only reconciling item between GAAP financial measures and non-GAAP financial measures is the effect of foreign currency rate fluctuations. Further details on how we calculate such effects can be found in the definition of “Constant Currency” below.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income (Loss) and Non-GAAP Operating Margin

We define non-GAAP operating income (loss) and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. We believe non-GAAP operating income (loss) and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Earnings (Loss) Per Share
We define non-GAAP net earnings (loss) per share as GAAP net loss per share, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, acquisition-related expenses, restructuring and other related charges, litigation settlement, and the tax effects related to the foregoing. We believe non-GAAP net earnings (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin

Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities adjusted for cash paid for interest less cash used for investing activities for purchases of property and equipment, and capitalized internal-use software costs. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Constant Currency

We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

Contact Information

Nikolay Beliov
Elastic Investor Relations
ir@elastic.co

Madge Miller
Elastic Corporate Communications
PR-Team@elastic.co

Elastic N.V.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2023	2022	2023	2022
Revenue
Subscription	$255,613	$209,614	$728,638	$577,056
Services	18,953	14,330	60,410	45,963
Total revenue	274,566	223,944	789,048	623,019
Cost of revenue
Subscription	56,146	47,577	164,798	127,339
Services	19,062	13,707	58,146	37,491
Total cost of revenue	75,208	61,284	222,944	164,830
Gross profit	199,358	162,660	566,104	458,189
Operating expenses
Research and development	77,472	71,749	231,689	194,894
Sales and marketing	126,717	105,069	379,902	288,055
General and administrative	34,711	31,691	103,724	89,298
Restructuring and other related charges	29,805	—	29,805	—
Total operating expenses	268,705	208,509	745,120	572,247
Operating loss	(69,347)	(45,849)	(179,016)	(114,058)
Other income (expense), net
Interest expense	(6,265)	(6,175)	(18,875)	(14,327)
Other income (expense), net	5,460	(861)	20,774	(509)
Loss before income taxes	(70,152)	(52,885)	(177,117)	(128,894)
Provision for income taxes	2,422	3,841	12,313	9,344
Net loss	$(72,574)	$(56,726)	$(189,430)	$(138,238)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.76)	$(0.61)	$(1.99)	$(1.50)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	96,052,025	93,015,185	95,327,131	92,140,919

Elastic N.V.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)
(unaudited)

	As of January 31, 2023	As of April 30, 2022
Assets
Current assets:
Cash and cash equivalents	$877,683	$860,949
Restricted cash	2,362	2,688
Accounts receivable, net of allowance for credit losses of $2,195 and $2,700 as of January 31, 2023 and April 30, 2022, respectively	200,790	215,228
Deferred contract acquisition costs	50,436	43,628
Prepaid expenses and other current assets	33,457	41,215
Total current assets	1,164,728	1,163,708
Property and equipment, net	3,951	7,207
Goodwill	303,853	303,906
Operating lease right-of-use assets	22,523	25,437
Intangible assets, net	33,175	45,800
Deferred contract acquisition costs, non-current	84,601	74,419
Deferred tax assets	5,668	5,811
Other assets	9,470	16,643
Total assets	$1,627,969	$1,642,931
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$29,246	$28,403
Accrued expenses and other liabilities	58,091	53,930
Accrued compensation and benefits	67,884	68,002
Operating lease liabilities	12,839	11,219
Deferred revenue	449,049	431,776
Total current liabilities	617,109	593,330
Deferred revenue, non-current	34,960	33,518
Long-term debt, net	567,283	566,520
Operating lease liabilities, non-current	16,725	16,482
Other liabilities, non-current	6,903	17,648
Total liabilities	1,242,980	1,227,498
Shareholders’ equity:
Convertible preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of January 31, 2023 and April 30, 2022	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 96,435,276 shares issued and outstanding as of January 31, 2023 and 94,174,914 shares issued and outstanding as of April 30, 2022	1,014	990
Treasury stock	(369)	(369)
Additional paid-in capital	1,410,944	1,250,108
Accumulated other comprehensive loss	(20,004)	(18,130)
Accumulated deficit	(1,006,596)	(817,166)
Total shareholders’ equity	384,989	415,433
Total liabilities and shareholders’ equity	$1,627,969	$1,642,931

Elastic N.V.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2023	2022	2023	2022
Cash flows from operating activities
Net loss	$(72,574)	$(56,726)	$(189,430)	$(138,238)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	5,045	5,233	15,475	14,558
Amortization of deferred contract acquisition costs	15,821	14,803	51,495	43,373
Amortization of debt issuance costs	257	247	763	554
Non-cash operating lease cost	2,705	2,417	8,354	6,259
Asset impairment charges	6,242	—	6,242	—
Stock-based compensation expense, net of amounts capitalized	54,456	37,393	148,626	96,971
Deferred income taxes	148	30	68	(219)
Foreign currency transaction loss	2,213	1,703	2,261	1,707
Other	—	—	67	98
Changes in operating assets and liabilities:
Accounts receivable, net	(11,143)	9,282	14,050	9,801
Deferred contract acquisition costs	(24,615)	(21,957)	(68,184)	(61,234)
Prepaid expenses and other current assets	(238)	(4,868)	7,671	(2,650)
Other assets	2,297	2,534	7,106	(803)
Accounts payable	(11,809)	3,967	511	14,452
Accrued expenses and other liabilities	(4,627)	820	(6,272)	17,539
Accrued compensation and benefits	5,786	863	(161)	4,686
Operating lease liabilities	(2,831)	(2,455)	(8,404)	(6,438)
Deferred revenue	40,037	11,768	17,869	8,306
Net cash provided by operating activities	7,170	5,054	8,107	8,722
Cash flows from investing activities
Purchases of property and equipment	(197)	(236)	(1,019)	(987)
Capitalization of internal-use software	—	(1,514)	—	(4,227)
Business acquisitions, net of cash acquired	—	(11,750)	—	(119,854)
Net cash used in investing activities	(197)	(13,500)	(1,019)	(125,068)
Cash flows from financing activities
Proceeds from the issuance of debt	—	—	—	575,000
Proceeds from issuance of ordinary shares upon exercise of stock options	4,510	6,709	12,234	27,540
Payments of debt issuance costs	—	(49)	—	(9,283)
Net cash provided by financing activities	4,510	6,660	12,234	593,257
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	9,940	(8,921)	(2,914)	(12,328)
Net increase (decrease) in cash, cash equivalents, and restricted cash	21,423	(10,707)	16,408	464,583
Cash, cash equivalents, and restricted cash, beginning of period	858,622	878,998	863,637	403,708
Cash, cash equivalents, and restricted cash, end of period	$880,045	$868,291	$880,045	$868,291

Elastic N.V.
Revenue by Type
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,				Nine Months Ended January 31,
	2023		2022		2023		2022
	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue
Elastic Cloud	$110,743	40%	$80,402	36%	$311,709	40%	$210,963	34%
Other subscription	144,870	53%	129,212	58%	416,929	52%	366,093	59%
Total subscription	255,613	93%	209,614	94%	728,638	92%	577,056	93%
Services	18,953	7%	14,330	6%	60,410	8%	45,963	7%
Total revenue	$274,566	100%	$223,944	100%	$789,048	100%	$623,019	100%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Supplementary Information
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31, 2023	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes	% Change Quarter Over Quarter	% Change Quarter Over Quarter Excluding Currency Changes
Revenue
Elastic Cloud	$110,743	38%	40%	7%	7%
Other subscription	$144,870	12%	17%	5%	5%
Total subscription	$255,613	22%	26%	6%	6%
Total revenue	$274,566	23%	27%	4%	4%
Total deferred revenue	$484,009	22%	25%	12%	9%
Total remaining performance obligations	$997,225	16%	18%	11%	7%

	Nine Months Ended January 31, 2023	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes
Revenue
Elastic Cloud	$311,709	48%	51%
Other subscription	$416,929	14%	20%
Total subscription	$728,638	26%	31%
Total revenue	$789,048	27%	31%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Adjusted Free Cash Flow
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2023	2022	2023	2022
Net cash provided by operating activities	$7,170	$5,054	$8,107	$8,722
Less: Purchases of property and equipment	(197)	(236)	(1,019)	(987)
Less: Capitalization of internal-use software	—	(1,514)	—	(4,227)
Add: Interest paid on long-term debt	11,859	12,452	23,719	12,452
Adjusted free cash flow (1)	$18,832	$15,756	$30,807	$15,960
Net cash used in investing activities	$(197)	$(13,500)	$(1,019)	$(125,068)
Net cash provided by financing activities	$4,510	$6,660	$12,234	$593,257
Net cash provided by operating activities (as a percentage of total revenue)	3%	2%	1%	1%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	—%	—%	—%
Less: Capitalization of internal-use software (as a percentage of total revenue)	—%	(1)%	—%	—%
Add: Interest paid on long-term debt (as a percentage of total revenue)	4%	6%	3%	2%
Adjusted free cash flow margin	7%	7%	4%	3%
(1) Adjusted free cash flow includes $18.0 million of cash paid for restructuring and other charges during the three and nine months ended January 31, 2023.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands, except percentages, share and per share data)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2023	2022	2023	2022
Gross Profit Reconciliation:
GAAP gross profit	$199,358	$162,660	$566,104	$458,189
Stock-based compensation expense	4,692	3,790	13,419	10,855
Employer payroll taxes on employee stock transactions	255	260	705	1,065
Amortization of acquired intangibles	2,977	3,046	8,902	7,556
Non-GAAP gross profit	$207,282	$169,756	$589,130	$477,665
Gross Margin Reconciliation(1):
GAAP gross margin	72.6%	72.6%	71.7%	73.5%
Stock-based compensation expense	1.7%	1.7%	1.7%	1.7%
Employer payroll taxes on employee stock transactions	0.1%	0.1%	0.1%	0.2%
Amortization of acquired intangibles	1.1%	1.4%	1.1%	1.2%
Non-GAAP gross margin	75.5%	75.8%	74.7%	76.7%
Operating Income Reconciliation:
GAAP operating loss	$(69,347)	$(45,849)	$(179,016)	$(114,058)
Stock-based compensation expense	54,456	37,393	148,626	97,553
Employer payroll taxes on employee stock transactions	1,699	1,643	4,881	8,634
Amortization of acquired intangibles	4,209	4,277	12,597	11,644
Acquisition-related expenses	899	2,731	5,100	4,999
Restructuring and other related charges	29,805	—	29,805	—
Non-GAAP operating income	$21,721	$195	$21,993	$8,772
Operating Margin Reconciliation(1):
GAAP operating margin	(25.3)%	(20.5)%	(22.7)%	(18.3)%
Stock-based compensation expense	19.8%	16.7%	18.8%	15.7%
Employer payroll taxes on employee stock transactions	0.6%	0.7%	0.6%	1.4%
Amortization of acquired intangibles	1.5%	1.9%	1.6%	1.9%
Acquisition-related expenses	0.3%	1.2%	0.6%	0.8%
Restructuring and other related charges	10.9%	—%	3.8%	—%
Non-GAAP operating margin	7.9%	0.1%	2.8%	1.4%
Net Income (Loss) Reconciliation:
GAAP net loss	$(72,574)	$(56,726)	$(189,430)	$(138,238)
Stock-based compensation expense	54,456	37,393	148,626	97,553
Employer payroll taxes on employee stock transactions	1,699	1,643	4,881	8,634
Amortization of acquired intangibles	4,209	4,277	12,597	11,644
Acquisition-related expenses	899	2,731	5,100	4,999
Restructuring and other related charges	29,805	—	29,805	—
Litigation settlement	—	—	(10,150)	—
Income tax(2)	(1,599)	(148)	1,929	(679)
Non-GAAP net income (loss)	$16,895	$(10,830)	$3,358	$(16,087)
Non-GAAP net earnings (loss) per share attributable to ordinary shareholders, basic(1)	$0.18	$(0.12)	$0.04	$(0.17)
Non-GAAP net earnings (loss) per share attributable to ordinary shareholders, diluted(1)	$0.17	$(0.12)	$0.03	$(0.17)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic	96,052,025	93,015,185	95,327,131	92,140,919
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, diluted	98,902,515	93,015,185	98,834,408	92,140,919
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings (loss) per share are calculated based upon the respective underlying, non-rounded data.

(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as other significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2023	2022	2023	2022
Cost of revenue reconciliation:
GAAP subscription	$56,146	$47,076	$164,798	$126,097
Stock-based compensation expense	(2,163)	(2,064)	(6,352)	(6,262)
Employer payroll taxes on employee stock transactions	(128)	(147)	(381)	(474)
Amortization of acquired intangibles	(2,977)	(2,545)	(8,902)	(6,314)
Non-GAAP subscription	$50,878	$42,320	$149,163	$113,047
GAAP services	$19,062	$13,707	$58,146	$37,491
Stock-based compensation expense	(2,529)	(1,726)	(7,067)	(4,593)
Employer payroll taxes on employee stock transactions	(127)	(113)	(324)	(591)
Non-GAAP services	$16,406	$11,868	$50,755	$32,307
Operating expenses reconciliation:
GAAP research and development expense	$77,472	$71,749	$231,689	$194,894
Stock-based compensation expense	(20,905)	(16,029)	(58,378)	(41,784)
Employer payroll taxes on employee stock transactions	(557)	(663)	(1,842)	(2,916)
Acquisition-related expenses	(870)	(2,713)	(5,034)	(3,695)
Non-GAAP research and development expense	$55,140	$52,344	$166,435	$146,499
GAAP sales and marketing expense	$126,717	$105,069	$379,902	$288,055
Stock-based compensation expense	(19,096)	(12,545)	(50,756)	(30,798)
Employer payroll taxes on employee stock transactions	(787)	(512)	(1,828)	(3,874)
Amortization of acquired intangibles	(1,232)	(1,231)	(3,695)	(4,088)
Non-GAAP sales and marketing expenses	$105,602	$90,781	$323,623	$249,295
GAAP general and administrative expense	$34,711	$31,691	$103,724	$89,298
Stock-based compensation expense	(9,763)	(5,029)	(26,073)	(14,116)
Employer payroll taxes on employee stock transactions	(100)	(208)	(506)	(779)
Acquisition-related expenses	(29)	(18)	(66)	(1,304)
Non-GAAP general and administrative expense	$24,819	$26,436	$77,079	$73,099